CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND
                      SECTION 906 OF THE SARBANES-OXLEY ACT

I, Bruce N. Alpert, Principal Executive Officer and Principal Financial Officer of Comstock Funds, Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: December 30, 2004                   /s/ Bruce N. Alpert
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                                          Bruce N. Alpert, Principal Executive
                                          Officer & Principal Financial Officer